Scudder
Balanced
Fund

Annual Report
December 31, 1995

o A fund that seeks a balance of growth and income, as well as long-term preservation of capital, from a diversified portfolio of equity and fixed-income securities.

o A pure no-load(TM) fund with no commissions to buy, sell, or exchange shares.

This information must be preceded or accompanied by a current prospectus.

Portfolio changes should not be considered recommendations for action by individual investors.

SCUDDER BALANCED FUND

   CONTENTS

   2 In Brief

   3 Letter from the Fund's President

   4 Performance Update

   5 Portfolio Summary

   6 Portfolio Management Discussion

  10 Investment Portfolio

  17 Financial Statements

  20 Financial Highlights

  21 Notes to Financial Statements

  26 Report of Independent Accountants

  27 Tax Information

  29 Officers and Trustees

  30 Investment Products
     and Services

  31 How to Contact
     Scudder


 IN BRIEF

o Scudder Balanced Fund provided a total return of 26.48% for the 12 months ended December 31, exceeding the 25.16% return of the average balanced fund tracked by Lipper Analytical Services.

o Stock holdings were 61% of the Fund's assets on December 31, while fixed-income securities and cash equivalents accounted for 39%.

o Individual stock market sectors that performed particularly well over the year included technology, consumer staples, healthcare, and financial services. While the technology sector was slightly underweighted, these groups were generally well-represented in the equity portion of the portfolio.

o Entering 1995, duration on the fixed-income side of the portfolio was extended -- therefore increasing the portfolio's sensitivity to interest rate changes -- to benefit more fully from the rally in bond prices while capturing higher yields.

o An environment of slower economic growth and low inflation should be positive for those companies capable of delivering consistently above-average earnings growth. Thus we have retained substantial equity weightings in healthcare, media, and services, as well as select finance issues.

o On the fixed-income side, given slowing economic growth and benign inflation, the Fed should remain in an easing mode, and the portfolio at year-end had a modestly higher duration than the bond market as a whole.

LETTER FROM THE FUND'S PRESIDENT
SCUDDER BALANCED FUND

Dear Shareholders,

     Scudder Balanced Fund was the beneficiary of 1995's strong stock and bond markets, providing a total return of 26.48% for the year. Slow growth, moderate inflation, and falling interest rates made for a positive economic environment. The biggest investment story of the year was the stunning advance in the U.S. equity market, which rose 37.58% as measured by the unmanaged S&P 500 Index. The broad domestic bond market provided a total return of 18.47% as measured by the unmanaged Lehman Brothers Aggregate Bond Index, which reflects the performance of a mix of corporate, government, and mortgage-backed securities.

     Despite the impressive gains in 1995 of the domestic stock market, U.S. equities appear to be reasonably valued based on 1996 earnings forecasts. On the fixed-income side, the prospect of slow growth and low inflation provides a favorable backdrop. While a repeat in the coming year of 1995's exceptional performance is unlikely, the outlook for U.S. financial assets is positive.

     In addition, we see a number of long-term trends underway that support a positive outlook for investment in the U.S. and around the world. Technology is bringing efficiencies to every stage of the product cycle, from design to distribution. Globalization has widened the competitive universe, making inflationary price increases less likely. Deregulation is subjecting major industries to market discipline, increasing capacity and reducing supply bottlenecks. While investing will always involve uncertainties and market fluctuation, the net result of these forces may well be an era of disinflationary growth that benefits investors and raises living standards worldwide. We look forward to the challenges and opportunities afforded by the evolving economic landscape, and believe Scudder Balanced Fund is well positioned to benefit from these trends.

                                              Sincerely,

                                              /s/Daniel Pierce
                                              Daniel Pierce
                                              President,
                                              Scudder Balanced Fund

SCUDDER BALANCED FUND
PERFORMANCE UPDATE as of December 31, 1995
-----------------------------------------------------------------
GROWTH OF A $10,000 INVESTMENT
-----------------------------------------------------------------
SCUDDER BALANCED FUND
----------------------------------------
                     Total Return
Period    Growth    --------------
Ended       of                Average
12/31/95  $10,000  Cumulative  Annual
--------  -------  ----------  ------
1 Year    $12,648    26.48%    26.48%
Life of
 Fund*    $12,855    28.55%     8.77%

S&P 500 INDEX (60%)
and LBAB Index (40%)
--------------------------------------
                     Total Return
Period    Growth    --------------
Ended       of                Average
12/31/95  $10,000  Cumulative  Annual
--------  -------  ----------  ------
1 Year    $13,134    31.34%    31.34%
Life of
 Fund*    $14,257    42.57%    12.96%

*The Fund commenced operations on
 January 4, 1993. Index comparisons
 begin January 31, 1993.

A chart in the form of a line graph appears here, illustrating the Growth of a $10,000 Investment.
The data points from the graph are as follows:

Scudder Balanced Fund
Year            Amount
----------------------
1/31/93        $10,000
6/93           $ 9,876
12/93          $10,395
6/94           $ 9,823
12/94          $10,147
6/95           $11,705
12/95          $12,834

LBAB Index
Year            Amount
----------------------
1/31/93        $10,000
6/93           $10,488
12/93          $10,768
6/94           $10,352
12/94          $10,454
6/95           $11,651
12/95          $12,386

S&P 500 Index
Year            Amount
----------------------
1/31/93        $10,000
6/93           $10,401
12/93          $10,917
6/94           $10,547
12/94          $11,061
6/95           $13,296
12/95          $15,217

The Standard & Poor's (S&P) 500 Index is an unmanaged capitalization-weighted measure of 500 widely held common stocks listed on the New York Stock Exchange, American Stock Exchange, and Over-The-Counter market and The Lehman Brothers Aggregate Bond (LBAB) Index is an unmanaged market value-weighted measure of treasury issues, agency issues, corporate bond issues and mortgage securities. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses.


-----------------------------------------------------------------
RETURNS AND PER SHARE INFORMATION
-----------------------------------------------------------------

A chart in the form of a bar graph appears here, illustrating the Fund Total Return (%) and Index Total
Return (%) with the exact data points listed in the table below.


PERIODS ENDED DECEMBER 31

                       1993*    1994     1995
                     -------------------------
NET ASSET VALUE...   $12.23   $11.63   $14.12
INCOME DIVIDENDS..   $  .26   $  .31   $  .32
CAPITAL GAINS
DISTRIBUTION......       --       --      .25
FUND TOTAL
RETURN (%)........     4.12    -2.39    26.48
INDEX TOTAL
RETURN (%)........     8.56     -.03    31.34

Performance is historical and assumes reinvestment of all dividends and capital gains and is not indicative of future results.
Investment return and principal value will fluctuate, so an investor's shares, when redeemed, may be worth more or less than when purchased. If the Adviser had not maintained the Fund's expenses, the average annual total return for the 1 Year and Life of Fund periods would have been lower.

PORTFOLIO SUMMARY as of December 31, 1995
---------------------------------------------------------------------------
DIVERSIFICATION
---------------------------------------------------------------------------
Common Stocks            60%              The Fund continues to
Fixed Income Holdings    32%              provide exposure to both
Preferred Stocks          1%              growth stocks and quality
Cash Equivalents          7%              bonds.
                        ----
                        100%
                        ====

A graph in the form of a pie chart appears here, illustrating the exact data points in the above table.

--------------------------------------------------------------------------
EQUITY HOLDINGS
--------------------------------------------------------------------------
Consumer Staples         18%      Five Largest Equity Holdings
Health                   17%      ---------------------------------------
Technology               14%      1. PHILLIP MORRIS COMPANIES INC.
Consumer Discretionary    9%         Tobacco, food products, and brewing
Financial                 9%      2. MERCK & CO. INC.
Service Industries        8%         Leading ethical drug manufacturer
Manufacturing             7%      3. PROCTER & GAMBLE CO.
Other                    18%         Diversified manufacturer of consumer
                        ----         products
                        100%      4. AMERICAN INTERNATIONAL GROUP, INC.
                        ====         Major international insurance holding
A graph in the form of a pie         company
chart appears here,               5. PEPSICO INC.
illustrating the exact data          Soft drinks, snack foods, and food
points in the above table.           services

Equity holdings are focused on companies we expect to deliver above-average earnings growth in a slowing economy.


--------------------------------------------------------------------------
FIXED INCOME HOLDINGS (Excludes Cash Equivalents)
--------------------------------------------------------------------------
Type                                 Quality
----------------------------         ----------------------------
U.S. Gov't & Agencies    58%         AAA                      83%
U.S. Gov't Mortgages     15%         AA                        4%
Corporate Bonds          15%         A                         8%
Foreign - Non U.S. $                 BBB                       5%
Denominated               6%                                 ----
Asset-Backed Securities   3%                                 100%
Foreign - U.S. $                                             ====
Denominated               3%         Average quality of
                        ----         fixed-income holdings
                        100%         remains a high AA.
                        ====

-----------------------------------------------------------------------
For more complete details about the Fund's Investment Portfolio, see page 10.
A monthly Investment Portfolio Summary and quarterly Portfolio Holdings are available upon request.

SCUDDER BALANCED FUND
PORTFOLIO MANAGEMENT DISCUSSION

     Dear Shareholders,

     Slow economic growth, low inflation, and falling interest rates boosted both the U.S. equity and bond markets in 1995. Scudder Balanced Fund provided a total return of 26.48% for the 12 months ended December 31, exceeding the 25.16% return of the average balanced fund tracked by Lipper Analytical Services. The Fund's total return reflects an increase of $2.49 in share price, to $14.12 at the end of the year, as well as income and capital gain distributions of $0.32 and $0.25, respectively.

                       Strong Earnings, Low Interest Rates
                        Drove Portfolio's Equity Strategy

     In the equity portion of the Fund, we continued to focus on companies with strong balance sheets, leading market positions, and solid prospects for above-average growth. Strong corporate profit growth, declining interest rates, and low inflation helped make 1995 the U.S. equity market's best year in nearly two decades. In addition to the very positive economic backdrop, continued inflows of cash into mutual funds contributed to the stock market's upward march. Low rates on fixed-income instruments and turmoil in many international financial markets helped as well, making U.S. equities look more attractive by comparison.

     Individual market sectors that performed particularly well over the year included technology, consumer staples, healthcare, and financial services. While the technology sector was slightly underweight, these groups were generally well-represented in the equity portion of the portfolio. The relatively modest exposure to technology was a drag on fund performance over the first three quarters, but also mitigated the impact of that sector's nose-dive towards the latter part of the year.

     The outlook for U.S. equities in 1996 can be best described as "cautiously optimistic." Economic growth appears to be decelerating, creating a double-edged sword for investors. Slower growth implies weaker profits for many economically sensitive industries, which could lead to earnings disappointments. At the same time, a slowdown could also mean further cutting of short-term rates by the Federal Reserve, which would be a positive for the stock market.

     We expect growth stocks to outperform value stocks in the coming year, reversing the recent trend. An environment of slower economic growth and low inflation will be positive for those companies capable of delivering consistently above-average earnings growth rates. Moreover, we believe that growth stock prices overall are within a reasonable range. Thus we have retained substantial weightings in healthcare, media, and services, as well as select finance issues. The portfolio is underweighted in manufacturing and retail/consumer discretionary stocks, both of which are more economically sensitive than other sectors.

     With respect to the technology sector, we eliminated several stocks from the portfolio prior to their disappointing performances towards the latter part of the year, including Texas Instruments, General Instruments, and Nokia. These assets were deployed to build new positions in the same sector where we have more confidence in the long-term fundamentals, including companies such as Atmel and Informix. These companies tend to operate in less commodity-oriented segments, and are market leaders in growing niches. In these cases, we took advantage of recent significant price depreciation to build our positions.

     In another key sector, financial services, we are avoiding exposure to increasingly problematic consumer credit and focusing instead on the fast-growing asset gathering business, holding Charles Schwab. In the retail sector, we replaced slow-growth May Companies with Nordstrom, which in our opinion has strong upside potential, and consolidated our drugstore exposure into one stock, Rite Aid. In the consumer area, General Mills was eliminated, which we expected to have disappointing future results, and Carnival Corporation, where we anticipate earnings growth to decelerate moving into 1996.

     Portfolio sector weightings are generally in line with those of the broad market, and our focus in the year ahead will be on stock selection, where we believe we can truly add value.

                         Bond Portfolio Holdings Benefit
                       From Slow Growth and Low Inflation

     On the fixed-income side, the U.S. bond markets benefited from 1995's declining interest rate environment. Slowing economic growth and low inflation prompted the Federal Reserve to reverse course and cut short-term rates on two occasions in 1995. At the same time, rates on long-term bonds ended the year nearly two percentage points lower, falling from 7.87% to 5.95% as measured by the 30-year U.S. Treasury.

     Throughout the period, we managed the bond portfolio actively, seeking to capitalize upon shifts in relative valuation among the Treasury, mortgage, and corporate sectors, as well as changes in the yield curve. Entering 1995, we extended duration -- and therefore the portfolio's sensitivity to interest rate changes -- to benefit more fully from the rally in bond prices while capturing higher yields. In addition, although the yields on bonds with differing maturities generally go up and down together, this adjustment is not always simultaneous, and throughout the year we felt that intermediate maturities had the most potential for rate declines and price appreciation. This led to the implementation of a more "bulleted" portfolio configuration focused on intermediate-term securities, rather than a "barbell" structure where a long bond is balanced with a short position to achieve the desired overall interest rate sensitivity.

     Early in the year, we began to trim the weighting in mortgage-backed securities, particularly in high-coupon issues trading at a premium, in favor of Treasuries. This reflects that mortgage-backeds tend to underperform in periods of falling interest rates, as investors become wary of prepayments and seek to maintain durations in order to benefit from bond market strength. Those mortgage-backeds that the Fund continued to hold were for the most part low-coupon, discounted securities where prepayment at par would result in a gain to the portfolio. Finally, significant holdings in the corporate sector were maintained.

     Going forward, it is unlikely that 1996 will see fixed-income prices rally to the extent they did in 1995. However, we believe the recent decline in interest rates was fully justified by underlying economic fundamentals. Moreover, economic growth is expected to continue to slow, implying a benign inflation rate and a Fed policy of continuing to reduce interest rates, especially if progress towards fiscal restraint in Washington remains on course. The Fund's fixed-income position has a duration of 5.4 years entering 1996, which is mostly higher than the bond market as a whole.

     In terms of fixed-income sectors, we will look for the opportunity to rebuild our position in mortgage-backed securities as they become more attractive. The yield advantage offered by corporates has diminished somewhat, and the slowing economy could lead to credit concerns for cyclical issuers in particular. However, certain industries such as airlines and cable are attractive in view of restructuring efforts, and we will continue to maintain corporate exposure on a company-specific basis.

                             Scudder Balanced Fund:
                          A Team Approach to Investing

     Scudder Balanced Fund is managed by a team of Scudder investment professionals who each play an important role in the Fund's management process. Team members work together to develop investment strategies and select securities for the Fund's portfolio. They are supported by Scudder's large staff of economists, research analysts, traders, and other investment specialists who work in Scudder's offices across the United States and abroad. We believe our team approach benefits Fund investors by bringing together many disciplines and leveraging Scudder's extensive resources.

     Lead Portfolio Manager Valerie F. Malter assumed responsibility for the Fund's day-to-day management and investment strategies in September 1995. Valerie has 10 years of experience as an analyst covering a wide range of industries, and three years of portfolio management experience focusing on the stocks of companies with medium- to large-sized market capitalizations. Bruce F. Beaty, Portfolio Manager, specializes in the quality growth discipline of equity investing and has been a portfolio manager at Scudder since joining the firm in 1991. Prior to joining Scudder in 1991, Bruce spent 11 years in the securities brokerage business. Portfolio Manager William M. Hutchinson heads up the Fund's fixed-income investment strategy and security selection. Bill, who has been with the Fund since its introduction and Scudder since 1986, has over 20 years of investment experience. Michael K. Shields, Portfolio Manager, focuses on the Fund's healthcare stocks. Mike joined the Fund in 1995 and Scudder in 1992 and has 12 years of experience in the financial industry.

     Average quality of portfolio holdings remains a high "AA." We remain focused on identifying areas of the fixed-income market that represent strong relative value and on providing competitive yields.

     With portfolio assets allocated roughly 60% in equities and 40% in fixed-income, we believe Scudder Balanced Fund is an excellent vehicle for investors seeking the benefits of asset class diversification. We feel this exposure to growth stocks and quality bonds will serve shareholders well over time, and we appreciate your continued investment in Scudder Balanced Fund.

         Sincerely,
         Your Portfolio Management Team

         /s/Bruce F. Beaty          /s/William M. Hutchinson
         Bruce F. Beaty             William M. Hutchinson

         /s/Michael K. Shields      /s/Valerie F. Malter
         Michael K. Shields         Valerie F. Malter

SCUDDER BALANCED FUND
INVESTMENT PORTFOLIO  as of December 31, 1995
-------------------------------------------------------------------------------------------------------------------

                           % of            Principal                                                        Market
                        Portfolio       Amount ($) (b)                                                    Value ($)
-------------------------------------------------------------------------------------------------------------------

                                        ---------------------------------------------------------------------------
                          6.8%          REPURCHASE AGREEMENTS
                                        ---------------------------------------------------------------------------

                                           6,117,000  Repurchase Agreement with Donaldson,
                                                       Lufkin & Jenrette dated 12/29/95 at 5.85%,
                                                       to be repurchased at $6,120,976 on 1/2/96,
                                                       collateralized by a $6,183,000 U.S. Treasury
                                                       Note, 4.75%, 9/30/98 (Cost $6,117,000) .........   6,117,000
                                                                                                         ----------
                                        ---------------------------------------------------------------------------
                         18.6%          U.S. GOVERNMENT & AGENCIES
                                        ---------------------------------------------------------------------------

                                           1,500,000  U.S. Treasury Bond, 7.25%, 5/15/16 ..............   1,712,805
                                             500,000  U.S. Treasury Bond, 7.875%, 2/15/21 .............     615,705
                                             500,000  U.S. Treasury Bond, 6.250%, 8/15/23 .............     514,455
                                           1,500,000  U.S. Treasury Note, 5.5%, 9/30/97 ...............   1,507,740
                                             500,000  U.S. Treasury Note, 5.13%, 4/30/98 ..............     498,985
                                             500,000  U.S. Treasury Note, 6.375%, 1/15/99 .............     515,545
                                           1,000,000  U.S. Treasury Note, 6.75%, 5/31/99 ..............   1,044,530
                                           2,000,000  U.S. Treasury Note, 6.875%, 7/31/99 .............   2,100,000
                                           1,750,000  U.S. Treasury Note, 6%, 10/15/99 ................   1,793,750
                                           3,500,000  U.S. Treasury Note, 5.75%, 10/31/00 .............   3,550,295
                                             500,000  U.S. Treasury Note, 7.5%, 11/15/01 ..............     550,705
                                           1,000,000  U.S. Treasury Note, 6.375%, 8/15/02 .............   1,048,590
                                             750,000  U.S. Treasury Note, 5.75%, 8/15/03 ..............     759,023
                                           1,000,000  U.S. Treasury Separate Trading Registered
                                                       Interest and Principal, 5/15/09 (5.948% (c)) ...     456,670
                                                                                                         ----------
                                                      TOTAL U.S. GOVERNMENT & AGENCIES
                                                       (Cost $16,072,976) .............................  16,668,798
                                                                                                         ----------
                                        ---------------------------------------------------------------------------
                          1.0%          GOV'T NATIONAL MORTGAGE ASSOCIATION
                                        ---------------------------------------------------------------------------

                                              27,012  Government National Mortgage Association
                                                       Pass-thru, 9.5%, 8/15/19 .......................      29,164
                                             777,208  Government National Mortgage Association
                                                       Pass-thru, 10%, 2/15/25 ........................     859,537
                                                                                                         ----------
                                                      TOTAL GOV'T NATIONAL MORTGAGE ASSOCIATION
                                                       (Cost $866,012) ................................     888,701
                                                                                                         ----------
                                        ---------------------------------------------------------------------------
                          4.0%          U.S. GOVERNMENT AGENCY PASS-THRUS
                                        ---------------------------------------------------------------------------
                                           1,086,378  Federal National Mortgage Association,
                                                       6.5%, 10/1/25 ..................................   1,073,472


   The accompanying notes are an integral part of the financial statements.

                                                                                                 INVESTMENT PORTFOLIO
---------------------------------------------------------------------------------------------------------------------

                           % of              Principal                                                       Market
                        Portfolio          Amount ($) (b)                                                   Value ($)
---------------------------------------------------------------------------------------------------------------------


                                               1,228,740  Federal National Mortgage Association,
                                                           7%, 7/1/25 ...................................   1,238,718
                                               1,247,548  Federal National Mortgage Association, 7%,
                                                           8/1/25 .......................................   1,257,678
                                                                                                            ---------
                                                          TOTAL U.S. GOVERNMENT AGENCY PASS-THRUS
                                                           (Cost $3,500,431) ............................   3,569,868
                                                                                                            ---------
                                           --------------------------------------------------------------------------
                          0.9%             FOREIGN BONDS - U.S. $ DENOMINATED
                                           --------------------------------------------------------------------------

                                                 750,000  Abbey National PLC Global Medium Term
                                                           Note, 6.69%, 10/17/05 (Cost $749,783) ........     771,562
                                                                                                            ---------
                                           --------------------------------------------------------------------------
                          2.0%             FOREIGN BONDS - NON U.S. $ DENOMINATED
                                           --------------------------------------------------------------------------

                                           DEM 1,200,000  Federal Republic of Germany, 6.5%, 7/15/03 ...     872,209
                                           FRF 4,100,000  Government of France OAT, 7.5%, 4/25/05 ......     887,062
                                                                                                           ---------
                                                          TOTAL FOREIGN BONDS - NON U.S. $
                                                           DENOMINATED (Cost $1,701,845) ...............   1,759,271
                                                                                                           ---------
                                           -------------------------------------------------------------------------
                          0.9%             ASSET-BACKED SECURITIES
                                           -------------------------------------------------------------------------

                                                 750,000  Sears Credit Account Master Trust Series
                                                           1995-4, 6.25%, 1/15/03 (Cost $749,063) ......     764,063
                                                                                                           ---------
                                           -------------------------------------------------------------------------
                          4.9%             CORPORATE BONDS
                                           -------------------------------------------------------------------------

CONSUMER STAPLES          0.6%
                                                 500,000  Seagram Co., Ltd., 8.35%, 1/15/22 ............     582,485
                                                                                                           ---------
COMMUNICATIONS            0.6%
                                                 500,000  TCI Communications Inc., 8%, 8/1/05 ..........     530,745
                                                                                                           ---------
FINANCIAL                 0.6%
                                                 250,000  General Electric Capital Services, 7.5%,
                                                           8/21/35 .....................................     283,498
                                                 200,000  Norwest Financial Inc. Senior Note, 8.875%,
                                                           7/1/96 ......................................     203,092
                                                                                                           ---------
                                                                                                             486,590
                                                                                                           ---------
MEDIA                     0.6%
                                                 500,000  Time Warner Inc., 9.125%, 1/15/13 ............     563,475
                                                                                                           ---------

   The accompanying notes are an integral part of the financial statements.

SCUDDER BALANCED FUND
------------------------------------------------------------------------------------------------------------------

                           % of          Principal                                                        Market
                        Portfolio     Amount ($) (b)                                                     Value ($)
------------------------------------------------------------------------------------------------------------------


DURABLES                  1.3%
                                          250,000  Boeing Co., 6.875%, 10/15/43 .....................      255,565
                                          500,000  Ford Motor Co., 8.875%, 1/15/22 ..................      620,195
                                          250,000  Ford Motor Credit Co., 6.25%, 2/26/98 ............      253,728
                                                                                                         ---------
                                                                                                         1,129,488
                                                                                                         ---------
MANUFACTURING             0.6%
                                          500,000  Nova Corp. of Alberta, 7.88%, 4/1/23 .............      560,250
                                                                                                         ---------
TECHNOLOGY                0.6%
                                          500,000  Loral Corp., 8.375%, 6/15/24 .....................      574,165
                                                                                                         ---------
                                                   TOTAL CORPORATE BONDS (COST $4,122,566) ..........    4,427,198
                                                                                                         ---------
                                        --------------------------------------------------------------------------
                          0.6%          PREFERRED STOCKS
                                        --------------------------------------------------------------------------
                                           Shares
                                        --------------------------------------------------------------------------

TECHNOLOGY
Computer Software                           3,400  SAP AG (Cost $ 506,436) ..........................      515,044
                                                                                                         ---------
                                        --------------------------------------------------------------------------
                         60.3%          COMMON STOCKS
                                        --------------------------------------------------------------------------

CONSUMER DISCRETIONARY    5.4%
Department & Chain
Stores                    3.1%             20,700  Nordstrom, Inc. ..................................      838,350
                                           36,500  Rite Aid Corp. ...................................    1,250,125
                                           30,200  Wal-Mart Stores Inc. .............................      675,725
                                                                                                         ---------
                                                                                                         2,764,200
                                                                                                         ---------
Restaurants               0.9%             19,100  McDonald's Corp. .................................      861,888
                                                                                                         ---------

Specialty Retail          1.4%             22,700  Corporate Express, Inc.* .........................      683,837
                                           37,300  Intimate Brands, Inc. ............................      559,500
                                                                                                         ---------
                                                                                                         1,243,337
                                                                                                         ---------
CONSUMER STAPLES         11.1%
Alcohol & Tobacco         2.0%             19,400  Philip Morris Companies Inc. .....................    1,755,700
                                                                                                         ---------

Consumer Electronic &
Photographic Products     0.7%             11,700  Duracell International Inc. ......................      605,475
                                                                                                         ---------
Food & Beverage           5.2%             31,100  Albertson's Inc. .................................    1,022,412


   The accompanying notes are an integral part of the financial statements.

                                                                                              INVESTMENT PORTFOLIO
------------------------------------------------------------------------------------------------------------------

                         % of                                                                            Market
                      Portfolio           Shares                                                         Value ($)
------------------------------------------------------------------------------------------------------------------


                                           8,300  CPC International Inc. .............................     569,587
                                          17,500  ConAgra Inc. .......................................     721,875
                                          22,600  PepsiCo Inc. .......................................   1,262,775
                                          35,400  Sara Lee Corp. .....................................   1,128,375
                                                                                                         ---------
                                                                                                         4,705,024
                                                                                                         ---------
Package Goods/
Cosmetics                3.2%              5,400  Clorox Co. .........................................     386,775
                                           6,800  Colgate-Palmolive Co. ..............................     477,700
                                          11,400  Gillette Co. .......................................     594,225
                                          16,500  Procter & Gamble Co. ...............................   1,369,500
                                                                                                         ---------
                                                                                                         2,828,200
                                                                                                         ---------
HEALTH                  10.6%
Biotechnology            0.8%             16,920  Guidant Corp. ......................................     714,870
                                                                                                         ---------
Hospital Management      1.2%             21,400  Columbia/HCA Healthcare Corp. ......................   1,086,050
                                                                                                         ---------
Medical Supply &
 Specialty               2.0%             16,500  Becton, Dickinson & Co. ............................   1,237,500
                                          10,200  Medtronic Inc. .....................................     569,925
                                                                                                         ---------
                                                                                                         1,807,425
                                                                                                         ---------
Pharmaceuticals          6.6%              6,300  American Home Products Corp. .......................     611,100
                                          19,444  Eli Lilly Co. ......................................   1,093,725
                                          14,400  Johnson & Johnson ..................................   1,233,000
                                          22,800  Merck & Co. Inc. ...................................   1,499,100
                                           7,000  Sandoz Ltd. AG (ADR) ...............................     320,688
                                          20,200  Schering-Plough Corp. ..............................   1,105,950
                                                                                                         ---------
                                                                                                         5,863,563
                                                                                                         ---------
COMMUNICATIONS           1.6%
Cellular Telephone       0.5%             16,200  AirTouch Communications, Inc.* .....................     457,650
                                                                                                         ---------
Telephone/
Communications           1.1%             15,400  American Telephone & Telegraph Co. .................     997,150
                                                                                                         ---------
FINANCIAL                5.3%
Banks                    1.1%             22,700  State Street Boston Corp. ..........................   1,021,500
                                                                                                         ---------
Insurance                2.8%             13,950  American International Group, Inc. .................   1,290,375
                                           8,500  EXEL, Ltd. .........................................     518,500
                                           9,100  MBIA Inc. ..........................................     682,500
                                                                                                         ---------
                                                                                                         2,491,375
                                                                                                         ---------

   The accompanying notes are an integral part of the financial statements.

SCUDDER BALANCED FUND
------------------------------------------------------------------------------------------------------------------

                         % of                                                                             Market
                       Portfolio          Shares                                                         Value ($)
------------------------------------------------------------------------------------------------------------------


Other Financial
Companies               1.4%
                                          10,000  Federal National Mortgage Association ...............  1,241,250
                                                                                                         ---------
MEDIA                   4.5%
Advertising             0.6%              12,600  Interpublic Group of Companies Inc. .................    546,525
                                                                                                         ---------
Broadcasting &
Entertainment           3.9%              11,400  Broderbund Software Inc.* ...........................    692,550
                                           5,500  Capital Cities/ABC Inc. .............................    678,562
                                          21,600  Time Warner Inc. ....................................    818,100
                                          16,100  Viacom Inc. "B"* ....................................    762,738
                                           9,200  Walt Disney Co. .....................................    542,800
                                                                                                         ---------
                                                                                                         3,494,750
                                                                                                         ---------
SERVICE INDUSTRIES      5.1%
EDP Services            2.3%              12,900  First Data Corp. ....................................    862,688
                                          22,100  General Motors Corp. "E" ............................  1,149,200
                                                                                                         ---------
                                                                                                         2,011,888
                                                                                                         ---------
Investment              0.8%              37,400  Charles Schwab Corp. ................................    752,675
                                                                                                         ---------
Miscellaneous
Commercial Services     0.6%              31,800  Sensormatic Electronics Corp. .......................    552,525
                                                                                                         ---------
Miscellaneous
Consumer Services       0.8%              15,900  Service Corp. International .........................    699,600
                                                                                                         ---------
Printing/Publishing     0.6%               9,800  Reuters Holdings PLC "B" (ADR) ......................    540,225
                                                                                                         ---------
DURABLES                2.8%
Aerospace               1.4%              15,800  Boeing Co. ..........................................  1,238,325
                                                                                                         ---------
Telecommunications
Equipment               1.4%              14,400  DSC Communications Corp.* ...........................    531,000
                                          35,200  L.M. Ericsson Telephone Co. "B" (ADR) ...............    686,400
                                                                                                         ---------
                                                                                                         1,217,400
                                                                                                         ---------
MANUFACTURING           4.5%
Chemicals               0.9%              16,500  Sigma-Aldrich Corp. .................................    816,750
                                                                                                         ---------
Diversified
Manufacturing           2.3%              13,600  Dover Corp. .........................................    501,500
                                          16,200  General Electric Co. ................................  1,166,400
                                           8,000  Thermo Electron Corp.* ..............................    416,000
                                                                                                         ---------
                                                                                                         2,083,900
                                                                                                         ---------

   The accompanying notes are an integral part of the financial statements.

                                                                                               INVESTMENT PORTFOLIO
-------------------------------------------------------------------------------------------------------------------

                        % of                                                                               Market
                     Portfolio            Shares                                                          Value ($)
-------------------------------------------------------------------------------------------------------------------


Electrical Products     1.3%               5,700  ASEA AB (ADR) ......................................      552,187
                                           7,200  Emerson Electric Co. ...............................      588,600
                                                                                                         ----------
                                                                                                          1,140,787
                                                                                                         ----------
TECHNOLOGY              8.0%
Computer Software       0.9%              10,300  Informix Corp.* ....................................      309,000
                                           5,600  Microsoft Corp.* ...................................      491,400
                                                                                                         ----------
                                                                                                            800,400
                                                                                                         ----------
Diverse Electronic
Products                1.4%              13,800  Applied Materials, Inc.* ...........................      543,375
                                          13,200  Motorola Inc. ......................................      752,400
                                                                                                         ----------
                                                                                                          1,295,775
                                                                                                         ----------
Electronic Data
 Processing             1.3%              10,300  Hewlett-Packard Co. ................................      862,625
                                          12,600  Silicon Graphics Inc.* .............................      346,500
                                                                                                         ----------
                                                                                                          1,209,125
                                                                                                         ----------
Military Electronics    1.2%              28,800  Loral Corp. ........................................    1,018,800
                                                                                                         ----------
Office/Plant
 Automation             1.3%              10,700  3Com Corp.* ........................................      498,888
                                           9,300  Cisco Systems, Inc.* ...............................      694,012
                                                                                                         ----------
                                                                                                          1,192,900
                                                                                                         ----------
Semiconductors          1.9%              20,200  Atmel Corp.* .......................................      451,975
                                          14,200  Intel Corp. ........................................      805,850
                                          12,800  LSI Logic Corp.* ...................................      419,200
                                                                                                         ----------
                                                                                                          1,677,025
                                                                                                         ----------
ENERGY                  1.4%
Engineering             0.7%              10,000  Fluor Corp. ........................................      660,000
                                                                                                         ----------
Oil/Gas Transmission    0.7%              16,100  Enron Corp. ........................................      613,812
                                                                                                         ----------
                                                  TOTAL COMMON STOCKS (Cost $43,424,572) .............   54,007,844
                                                                                                         ----------
-------------------------------------------------------------------------------------------------------------------

                                                  TOTAL INVESTMENT PORTFOLIO - 100.0%
                                                   (Cost $77,810,684) (a) ............................   89,489,349
                                                                                                         ==========

   The accompanying notes are an integral part of the financial statements.

SCUDDER BALANCED FUND
---------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------

(a)  The cost for federal income tax purposes was $77,888,784. At December 31, 1995, net unrealized appreciation for all securities based on tax cost was $11,600,565.
     This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of market value over tax cost of $12,555,289 and aggregate gross unrealized depreciation for all securities in which there was an excess tax cost over market value of $954,724.

(b)  Principal amount is stated in U.S. dollars unless otherwise noted.

(c)  Bond equivalent yield to maturity; not a coupon rate.

  *  Non-income producing security.

     CURRENCY ABBREVIATIONS
     ----------------------
     DEM  German Deutschemark
     FRF  French Franc

   The accompanying notes are an integral part of the financial statements.

                                                                                FINANCIAL STATEMENTS
----------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES
----------------------------------------------------------------------------------------------------

DECEMBER 31, 1995
----------------------------------------------------------------------------------------------------

ASSETS
Investments, at market (identified cost $77,810,684)
 (Note A) .........................................................                      $89,489,349
Unrealized appreciation on forward currency exchange
 contracts (Notes A and D) ........................................                            1,196
Receivables:
 Investments sold .................................................                          120,780
 Fund shares sold .................................................                          121,007
 Dividends and interest ...........................................                          548,321
Deferred organization expenses (Note A) ...........................                           19,275
                                                                                         -----------
 Total assets .....................................................                       90,299,928

LIABILITIES
Payables:
 Fund shares redeemed .............................................     $33,328
 Accrued management fee (Note C) ..................................      20,600
 Other accrued expenses (Note C) ..................................      94,778
                                                                        -------
 Total liabilities ................................................                          148,706
                                                                                         -----------
Net assets, at market value                                                              $90,151,222
                                                                                         ===========
NET ASSETS
Net assets consist of:
 Undistributed net investment income ..............................                      $    52,550
 Net unrealized appreciation on:
  Investments .....................................................                       11,678,665
  Foreign currency related transactions ...........................                            1,248
 Accumulated net realized gain ....................................                          745,847
 Shares of beneficial interest ....................................                           63,862
 Additional paid-in capital .......................................                       77,609,050
                                                                                         -----------
Net assets, at market value                                                              $90,151,222
                                                                                         ===========
NET ASSET VALUE, offering and redemption price per
 share ($90,151,222 -:- 6,386,156 outstanding
 shares of beneficial interest, $.01 par value,
 unlimited number of shares authorized) ...........................                           $14.12
                                                                                              ======

   The accompanying notes are an integral part of the financial statements.

SCUDDER BALANCED FUND
----------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------
STATEMENT OF OPERATIONS
----------------------------------------------------------------------------------------------------

YEAR ENDED DECEMBER 31, 1995
----------------------------------------------------------------------------------------------------

INVESTMENT INCOME
Interest ..........................................................                      $ 1,898,157
Dividends (net of withholding taxes of $7,497) ....................                          799,877
                                                                                         -----------
                                                                                           2,698,034
Expenses:
Management fee (Note C) ...........................................     $  540,296
Services to shareholders (Note C) .................................        315,036
Custodian and accounting fees (Note C) ............................         63,605
Trustees' fees and expenses (Note C) ..............................         34,920
Reports to shareholders ...........................................         51,999
Auditing ..........................................................         26,976
State registration ................................................         13,753
Legal .............................................................         11,735
Amortization of organization expense (Note A) .....................          9,600
Other .............................................................         10,322
                                                                        ----------
Total expenses before reductions ..................................      1,078,242
Expense reductions (Note C) .......................................       (308,877)
                                                                        ----------
Expenses, net .....................................................                          769,365
                                                                                         -----------
Net investment income .............................................                        1,928,669
                                                                                         -----------
NET REALIZED AND UNREALIZED GAIN ON INVESTMENT
 TRANSACTIONS
Net realized gain from:
 Investments ......................................................      2,862,814
 Foreign currency related transactions ............................         36,501         2,899,315
                                                                        ----------
Net unrealized appreciation during the period on:
 Investments ......................................................     12,904,661
 Foreign currency related transactions ............................          1,248        12,905,909
                                                                        ----------       -----------
Net gain on investment transactions ...............................                       15,805,224
                                                                                         -----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS ..............                      $17,733,893
                                                                                         ===========

   The accompanying notes are an integral part of the financial statements.

                                                                               FINANCIAL STATEMENTS
---------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS
---------------------------------------------------------------------------------------------------

                                                                         YEARS ENDED DECEMBER 31,
                                                                         ------------------------
INCREASE (DECREASE) IN NET ASSETS                                         1995             1994
---------------------------------------------------------------------------------------------------

Operations:
Net investment income .....................................             $ 1,928,669     $ 1,724,357
Net realized gain (loss) from investment
 transactions .............................................               2,899,315        (401,176)
Net unrealized appreciation (depreciation) on
 investment transactions during the period ................              12,905,909      (2,937,217)
                                                                        -----------     -----------
Net increase (decrease) in net assets
 resulting from operations ................................              17,733,893      (1,614,036)
                                                                        -----------     -----------
Distributions to shareholders:
From net investment income ($.32 and $.31
 per share, respectively) .................................              (1,901,397)     (1,678,241)
                                                                        -----------     -----------
From net realized gains ($.25 per share) ..................              (1,503,700)             --
                                                                        -----------     -----------
Fund share transactions:
Proceeds from shares sold .................................              29,440,217      23,615,096
Net asset value of shares issued to
 shareholders in reinvestment of distributions ............               3,318,154       1,621,585
Cost of shares redeemed ...................................             (22,968,196)    (19,948,276)
                                                                        -----------     -----------
Net increase in net assets from Fund share
 transactions .............................................               9,790,175       5,288,405
                                                                        -----------     -----------
INCREASE IN NET ASSETS ....................................              24,118,971       1,996,128
Net assets at beginning of period .........................              66,032,251      64,036,123
                                                                        -----------     -----------
NET ASSETS AT END OF PERIOD (including
 undistributed net investment income of
 $52,550 and accumulated net
 investment loss of $11,510 at December 31,
 1995 and December 31, 1994,
 respectively) ............................................             $90,151,222     $66,032,251
                                                                        ===========     ===========
OTHER INFORMATION
INCREASE (DECREASE) IN FUND SHARES
Shares outstanding at beginning of period .................               5,680,135       5,235,193
                                                                        -----------     -----------
Shares sold ...............................................               2,222,129       1,976,188
Shares issued to shareholders in
 reinvestment of distributions ............................                 241,695         139,036
Shares redeemed ...........................................              (1,757,803)     (1,670,282)
                                                                        -----------     -----------
Net increase in Fund shares ...............................                 706,021         444,942
                                                                        -----------     -----------
Shares outstanding at end of period .......................               6,386,156       5,680,135
                                                                        ===========     ===========

   The accompanying notes are an integral part of the financial statements.

SCUDDER BALANCED FUND
FINANCIAL HIGHLIGHTS
-------------------------------------------------------------------------------------------------------------------------

THE FOLLOWING TABLE INCLUDES SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT
EACH PERIOD AND OTHER PERFORMANCE INFORMATION DERIVED FROM THE FINANCIAL STATEMENTS.
                                                                                                        FOR THE PERIOD
                                                                                                        JANUARY 4, 1993
                                                                                                         (COMMENCEMENT
                                                                        YEARS ENDED DECEMBER 31,       OF OPERATIONS) TO
                                                                        ------------------------          DECEMBER 31,
                                                                            1995        1994                  1993
                                                                        ------------------------       -----------------

Net asset value, beginning of period .................................     $11.63      $12.23                $12.00
                                                                           ------      ------                ------
Income from investment operations:
 Net investment income (a) ...........................................        .32         .31                   .26
 Net realized and unrealized gain (loss) on investment
  transactions .......................................................       2.74        (.60)                  .23
                                                                           ------      ------                ------
Total from investment operations .....................................       3.06        (.29)                  .49
                                                                           ------      ------                ------
Less distributions:
 From net investment income ..........................................       (.32)       (.31)                 (.26)
 From net realized gains on
  investment transactions ............................................       (.25)         --                    --
                                                                           ------      ------                ------
  Total distributions ................................................       (.57)       (.31)                 (.26)
                                                                           ------      ------                ------
Net asset value, end of period .......................................     $14.12      $11.63                $12.23
                                                                           ======      ======                ======
TOTAL RETURN (%) .....................................................      26.48       (2.39)                 4.12*
RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period ($ millions) ...............................         90          66                    64
Ratio of operating expenses, net to average daily net assets (%) (a) .       1.00        1.00                  1.00
Ratio of net investment income to average daily net assets (%) .......       2.51        2.66                  2.43
Portfolio turnover rate (%) ..........................................      103.3       105.4                  99.3

(a) Reflects a per share amount of management fee not imposed
     by the Adviser of ...............................................     $  .05      $  .06                $  .06
      Operating expense ratio before expense reductions (%) ..........       1.40        1.47                  1.53
*   Not annualized

   The accompanying notes are an integral part of the financial statements.

                                                   NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

A.  SIGNIFICANT ACCOUNTING POLICIES
--------------------------------------------------------------------------------
Scudder Balanced Fund (the "Fund") is a diversified series of Scudder Portfolio Trust (the "Trust"). The Trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The policies described below are followed by the Fund in the preparation of its financial statements in conformity with generally accepted accounting principles.

SECURITY VALUATION. Portfolio securities which are traded on U.S. or foreign stock exchanges are valued at the most recent sale price reported on the exchange on which the security is traded most extensively. If no sale occurred, the security is then valued at the calculated mean between the most recent bid and asked quotations. If there are no such bid and asked quotations, the most recent bid quotation is used. Securities quoted on the National Association of Securities Dealers Automatic Quotation ("NASDAQ") System, for which there have been sales, are valued at the most recent sale price reported on such system.
If there are no such sales, the value is the high or "inside" bid quotation. Securities which are not quoted on the NASDAQ System but are traded in another over-the-counter market are valued at the most recent sale price on such market. If no sale occurred, the security is then valued at the calculated mean between the most recent bid and asked quotations. If there are no such bid and asked quotations, the most recent bid quotation shall be used.

Portfolio debt securities with remaining maturities greater than sixty days are valued by pricing agents approved by the officers of the Fund, which quotations reflect broker/dealer-supplied valuations and electronic data processing techniques. If the pricing agents are unable to provide such quotations, the most recent bid quotation supplied by a bona fide market maker shall be used. Short-term investments having a maturity of sixty days or less are valued at amortized cost.

All other securities are valued at their fair value as determined in good faith by the Valuation Committee of the Board of Trustees.

SCUDDER BALANCED FUND
--------------------------------------------------------------------------------

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS. A forward foreign currency exchange contract (forward contract) is a commitment to purchase or sell a foreign currency at the settlement date at a negotiated rate. During the year ended December 31, 1995, the Fund utilized forward contracts as a hedge against changes in exchange rates relating to foreign currency denominated assets.

Forward contracts are valued at the prevailing forward exchange rate of the underlying currencies and unrealized gain/loss is recorded daily. Forward contracts having the same settlement date and broker are offset and any gain
(loss) is realized on the date of offset; otherwise, gain (loss) is realized on settlement date. Realized and unrealized gains and losses which represent the difference between the value of the forward contract to buy and the forward contract to sell are included in net realized and unrealized gain (loss) from foreign currency related transactions.

Certain risks may arise upon entering into forward contracts from the potential inability of counterparties to meet the terms of their contracts.
Additionally, when utilizing forward contracts to hedge the Fund gives up the opportunity to profit from favorable exchange rate movements during the term of the contract.

REPURCHASE AGREEMENTS. The Fund may enter into repurchase agreements with certain banks and broker/dealers whereby the Fund, through its custodian, receives delivery of the underlying securities, the amount of which at the time of purchase and each subsequent business day is required to be maintained at such a level that the market value, depending on the maturity of the repurchase agreement and the underlying collateral, is equal to at least 100.5% of the resale price.

FEDERAL INCOME TAXES. The Fund's policy is to comply with the requirements of the Internal Revenue Code which are applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. The Fund accordingly paid no federal income taxes and no provision for federal income taxes was required.

                                                   NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

DISTRIBUTION OF INCOME AND GAINS. Distributions of net investment income are made quarterly. During any particular year, net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed and, therefore, will be distributed to shareholders. An additional distribution may be made to the extent necessary to avoid the payment of a four percent federal excise tax.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from generally accepted accounting principles. These differences relate primarily to investments in foreign denominated investments and certain securities sold at a loss. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

The Fund uses the specific identified cost method for determining realized gain or loss on investments for both financial and federal income tax reporting purposes.

ORGANIZATION COSTS. Costs incurred by the Fund in connection with its organization have been deferred and are being amortized on a straight-line basis over a five-year period.

OTHER. Investment security transactions are accounted for on a trade date basis. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income is recorded on the accrual basis.

B.  PURCHASES AND SALES OF SECURITIES
--------------------------------------------------------------------------------
For the year ended December 31, 1995, purchases and sales of investment securities (excluding short-term investments and U.S. Government obligations) aggregated $60,267,526 and $57,928,459 respectively. Purchases and sales of U.S. Government obligations aggregated $21,074,433 and $13,948,800, respectively.

The face value of futures contracts opened and closed during the year ended December 31, 1995 amounted to $2,079,202.

SCUDDER BALANCED FUND
--------------------------------------------------------------------------------

C.  RELATED PARTIES
--------------------------------------------------------------------------------
Under the Investment Management Agreement (the "Agreement") with Scudder, Stevens & Clark, Inc. (the "Adviser"), the Adviser directs the investments of the Fund in accordance with its investment objectives, policies, and restrictions. The Adviser determines the securities, instruments, and other contracts relating to investments to be purchased, sold or entered into by the Fund. In addition to portfolio management services, the Adviser provides certain administrative services in accordance with the Agreement. The management fee payable under the Agreement is equal to an annual rate of 0.70% of the Fund's average daily nets assets, computed and accrued daily and payable monthly. The Agreement also provides that if the Fund's expenses exceed specified limits, such excess, up to the amount of the management fee, will be paid by the Adviser. In addition, the Adviser has agreed not to impose all or a portion of its management fee until April 30, 1996 to maintain the annualized expenses of the Fund at not more than 1.00% of average daily net assets. For the year ended December 31, 1995, the Adviser imposed fees amounting to $231,419 and the portion not imposed amounted to $308,877.

Scudder Service Corporation ("SSC"), a subsidiary of the Adviser, is the transfer, dividend paying and shareholder service agent for the Fund. For the year ended December 31, 1995, the amount charged to the Fund by SSC aggregated $277,130, of which $45,576 is unpaid at December 31, 1995.

Effective January 18, 1995, Scudder Fund Accounting Corporation ("SFAC"), a subsidiary of the Adviser, assumed responsibility for determining the daily net asset value per share and maintaining the portfolio and general accounting records of the Fund. For the year ended December 31, 1995, the amount charged to the Fund by SFAC aggregated $37,704 of which $3,244 is unpaid at December 31, 1995.

The Fund pays each Trustee not affiliated with the Adviser $4,000 annually, plus specified amounts for attended board and committee meetings. For the year ended December 31, 1995, Trustees' fees and expenses aggregated $34,920.

                                                   NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

D.  COMMITMENTS
--------------------------------------------------------------------------------
As of December 31, 1995, the Fund had entered into the following forward foreign currency exchange contracts resulting in net unrealized appreciation of $1,196.

                                                                                        NET UNREALIZED
                                                                                         APPRECIATION
                                                                        SETTLEMENT      (DEPRECIATION)
      CONTRACTS TO DELIVER                   IN EXCHANGE FOR               DATE             (U.S.$)
-------------------------------           ----------------------        ----------      --------------
German Deutschemark   1,232,774           U.S. Dollar    873,201          1/22/96            11,706
French Franc          4,132,944           U.S. Dollar    834,850          1/22/96           (10,510)
                                                                                            -------
                                                                                              1,196
                                                                                             ======

SCUDDER BALANCED FUND
REPORT OF INDEPENDENT ACCOUNTANTS
--------------------------------------------------------------------------------

TO THE TRUSTEES OF SCUDDER PORTFOLIO TRUST AND THE SHAREHOLDERS OF SCUDDER BALANCED FUND:

We have audited the accompanying statement of assets and liabilities of Scudder Balanced Fund including the investment portfolio, as of December 31, 1995, and the related statements of operations for the year then ended, and changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the two years in the period then ended and for the period January 4, 1993 (commencement of operations) to December 31, 1993. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1995, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Scudder Balanced Fund as of December 31, 1995, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the two years in the period then ended and for the period January 4, 1993 (commencement of operations) to December 31, 1993 in conformity with generally accepted accounting principles.

Boston, Massachusetts                           COOPERS & LYBRAND L.L.P.
February 2, 1996

                                                                 TAX INFORMATION
--------------------------------------------------------------------------------

Pursuant to section 852 of the Internal Revenue Code, the Fund designates $664,885 as capital gain dividends for its fiscal year ended December 31, 1995.

By now shareholders to which year-end tax reporting is required by the IRS should have received their Form 1099-DIV and tax information letter from the Fund. For corporate shareholders, 39.83% of the income dividends paid during the Fund's fiscal year ended December 31, 1995 qualified for the dividends received deduction.

In many states the amount of income you received from obligations of the U.S. Government is exempt from your state income taxes. The percentage of the Fund's 1995 income which was derived from direct obligations of the U.S. Government was 14.91%.

Please consult a tax adviser if you have questions about federal or state income tax laws, or on how to prepare your tax returns. If you have specific questions about your Scudder Fund account, please call a Scudder Investor Relations Representative at 1-800-225-5163.

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                                       28

OFFICERS AND TRUSTEES

Daniel Pierce*
    President and Trustee

Henry P. Becton, Jr.
    Trustee; President and General Manager,
    WGBH Educational Foundation

Dudley H. Ladd*
    Trustee

David S. Lee*
    Vice President and Trustee

George M. Lovejoy, Jr.
    Trustee; President and Director,
    Fifty Associates

Wesley W. Marple, Jr.
    Trustee; Professor of Business Administration,
    Northeastern University, College of Business Administration

Jean C. Tempel
    Trustee; Director, General Partner, TL Ventures

Jerard K. Hartman*
    Vice President

William M. Hutchinson*
    Vice President

Thomas W. Joseph*
    Vice President

Valerie F. Malter*
    Vice President

Thomas F. McDonough*
    Vice President, Secretary and
    Assistant Treasurer

Pamela A. McGrath*
    Vice President and Treasurer

Edward J. O'Connell*
    Vice President and Assistant Treasurer

Coleen Downs Dinneen*
    Assistant Secretary

*Scudder, Stevens & Clark, Inc.

INVESTMENT PRODUCTS AND SERVICES

 The Scudder Family of Funds
 -----------------------------------------------------------------------------------------------------------------
 -----------------------------------------------------------------------------------------------------------------
                  Money Market                                        Income
                   Scudder Cash Investment Trust                       Scudder Emerging Markets Income Fund
                   Scudder U.S. Treasury Money Fund                    Scudder Global Bond Fund
                  Tax Free Money Market+                               Scudder GNMA Fund
                   Scudder Tax Free Money Fund                         Scudder Income Fund
                   Scudder California Tax Free Money Fund*             Scudder International Bond Fund
                   Scudder New York Tax Free Money Fund*               Scudder Short Term Bond Fund
                  Tax Free+                                            Scudder Zero Coupon 2000 Fund
                   Scudder California Tax Free Fund*                  Growth
                   Scudder High Yield Tax Free Fund                    Scudder Capital Growth Fund
                   Scudder Limited Term Tax Free Fund                  Scudder Development Fund
                   Scudder Managed Municipal Bonds                     Scudder Global Fund
                   Scudder Massachusetts Limited Term Tax Free Fund*   Scudder Global Small Company Fund
                   Scudder Massachusetts Tax Free Fund*                Scudder Gold Fund
                   Scudder Medium Term Tax Free Fund                   Scudder Greater Europe Growth Fund
                   Scudder New York Tax Free Fund*                     Scudder International Fund
                   Scudder Ohio Tax Free Fund*                         Scudder Latin America Fund
                   Scudder Pennsylvania Tax Free Fund*                 Scudder Pacific Opportunities Fund
                  Growth and Income                                    Scudder Quality Growth Fund
                   Scudder Balanced Fund                               Scudder Small Company Value Fund
                   Scudder Growth and Income Fund                      Scudder Value Fund
                                                                       The Japan Fund
 Retirement Plans and Tax-Advantaged Investments
 -----------------------------------------------------------------------------------------------------------------
 -----------------------------------------------------------------------------------------------------------------
                   IRAs                                                403(b) Plans
                   Keogh Plans                                         SEP-IRAs
                   Scudder Horizon Plan+++* (a variable annuity)         Profit Sharing and Money Purchase
                   401(k) Plans                                            Pension Plans
 Closed-End Funds#
 -----------------------------------------------------------------------------------------------------------------
 -----------------------------------------------------------------------------------------------------------------
                   The Argentina Fund, Inc.                            The Latin America Dollar Income Fund, Inc.
                   The Brazil Fund, Inc.                               Montgomery Street Income Securities, Inc.
                   The First Iberian Fund, Inc.                        Scudder New Asia Fund, Inc.
                   The Korea Fund, Inc.                                Scudder New Europe Fund, Inc.
                                                                       Scudder World Income
                                                                           Opportunities Fund, Inc.
 Institutional Cash Management
 -----------------------------------------------------------------------------------------------------------------
 -----------------------------------------------------------------------------------------------------------------
                   Scudder Institutional Fund, Inc.                    Scudder Treasurers Trust(TM)++
                   Scudder Fund, Inc.
 -----------------------------------------------------------------------------------------------------------------
 -----------------------------------------------------------------------------------------------------------------

     For complete information on any of the above Scudder funds, including management fees and expenses, call or write for a free prospectus. Read it carefully before you invest or send money. +A portion of the income from the tax-free funds may be subject to federal, state, and local taxes. *Not available in all states. +++A no-load variable annuity contract provided by Charter National Life Insurance Company and its affiliate, offered by Scudder's insurance agencies, 1-800-225-2470. #These funds, advised by Scudder, Stevens & Clark, Inc. are traded on various stock exchanges. ++For information on Scudder Treasurers Trust,(TM) an institutional cash management service that utilizes certain portfolios of Scudder Fund, Inc. ($100,000 minimum), call 1-800-541-7703.

HOW TO CONTACT SCUDDER

 Account Service and Information
 -------------------------------------------------------------------------------------------------------------
 -------------------------------------------------------------------------------------------------------------

                                         For existing account service and transactions
                                         SCUDDER INVESTOR RELATIONS
                                         1-800-225-5163

                                         For personalized information about your
                                         Scudder    accounts;    exchanges   and
                                         redemptions;   or  information  on  any
                                         Scudder    fund    SCUDDER    AUTOMATED
                                         INFORMATION LINE (SAIL) 1-800-343-2890
 Investment Information
 -------------------------------------------------------------------------------------------------------------
 -------------------------------------------------------------------------------------------------------------

                                         To   receive   information   about  the
                                         Scudder    funds,     for    additional
                                         applications and  prospectuses,  or for
                                         investment  questions  SCUDDER INVESTOR
                                         RELATIONS 1-800-225-2470

                                         For establishing 401(k) and 403(b) plans
                                         SCUDDER DEFINED CONTRIBUTION SERVICES
                                         1-800-323-6105
 Please address all correspondence to
 -------------------------------------------------------------------------------------------------------------
 -------------------------------------------------------------------------------------------------------------

                                         THE SCUDDER FUNDS
                                         P.O. BOX 2291
                                         BOSTON, MASSACHUSETTS
                                         02107-2291
 Or stop by a Scudder Funds Center
 -------------------------------------------------------------------------------------------------------------
 -------------------------------------------------------------------------------------------------------------

                                         Many  shareholders  enjoy the  personal,  one-on-one  service of the
                                         Scudder  Funds  Centers.  Check for a Funds Center near you--they can be found in the following cities:
                                         Boca Raton                            New York
                                         Boston                                Portland, OR
                                         Chicago                               San Diego
                                         Cincinnati                            San Francisco
                                         Los Angeles                           Scottsdale
 -------------------------------------------------------------------------------------------------------------
 -------------------------------------------------------------------------------------------------------------

                                         For    information   on   Scudder       For information   on   Scudder
                                         Treasurers Trust,(TM) an institutional  Institutional    Funds,*   funds
                                         cash management service for             designed to meet the  broad
                                         corporations,   non-profit              investment management and
                                         organizations and trusts that uses      service  needs of banks and
                                         certain portfolios of Scudder Fund,     other  institutions,  call
                                         Inc.* ($100,000 minimum), call          1-800-854-8525.
                                         1-800-541-7703.
 -------------------------------------------------------------------------------------------------------------
 -------------------------------------------------------------------------------------------------------------

    Scudder Investor Relations and Scudder Funds Centers are services provided through Scudder Investor Services, Inc., Distributor.
 * Contact Scudder Investor Services, Inc., Distributor, to receive a prospectus with more complete information, including management fees and expenses. Please read it carefully before you invest or send money.

Celebrating Over 75 Years of Serving Investors


     Established in 1919 by Theodore Scudder, Sidney Stevens, and F. Haven Clark, Scudder, Stevens & Clark was the first independent investment counsel firm in the United States. Since its birth, Scudder's pioneering spirit and commitment to professional long-term investment management have helped shape the investment industry. In 1928, we introduced the nation's first no-load mutual fund. Today we offer 37 pure no load(TM) funds, including the first international mutual fund offered to U.S. investors.

     Over the years, Scudder's global investment perspective and dedication to research and fundamental investment disciplines have helped us become one of the largest and most respected investment managers in the world. Though times have changed since our beginnings, we remain committed to our long-standing principles: managing money with integrity and distinction; keeping the interests of our clients first; providing access to investments and markets that may not be easily available to individuals; and making investing as simple and convenient as possible through friendly, comprehensive service.